Earnings Release Q1 2025	Exhibit 99.1
Coursera Reports First Quarter 2025 Financial Results
•Delivered first quarter revenue of $179 million
•Reported net cash provided by operating activities of $34 million; Free Cash Flow of $25 million
•Welcomed a first quarter record of seven million new registered learners
•Updated full year 2025 revenue expectations to midpoint of $725 million following solid first quarter

MOUNTAIN VIEW, Calif. (BUSINESS WIRE) – Coursera, Inc. (NYSE: COUR) today announced financial results for its first quarter ended March 31, 2025. A shareholder letter containing additional discussion of the Company's performance and outlook has been posted to the Investor Relations website at investor.coursera.com.

“Stepping into the role of CEO of Coursera, a company at the forefront of transforming learning, has been thrilling. We welcomed more than seven million new learners, marking a first quarter record and underscoring the global demand for job-relevant skills and trusted education,” said Coursera CEO Greg Hart. “I have spent the past several weeks working alongside our team to build on Coursera’s strong foundation and accelerate our opportunities to create more valuable and engaging experiences for our learners, customers, and partners.”

“We had a solid start to 2025. Our growth expectations for the full year have improved as we begin to implement new operating capabilities with a focused set of initiatives,” said Ken Hahn, Coursera’s CFO. “I am pleased with our capacity to invest in sustainable, long-term growth while demonstrating the scale and leverage in our business model, including generating over $25 million in Free Cash Flow.”

Key Financial Results

($ millions, except per share data, unaudited)	Three Months Ended March 31,
	2025	2024	YoY Change
GAAP Financial Measures
Revenue	$179.3	$169.1	6%
Gross profit	$97.9	$89.5	9%
Net loss	$(7.8)	$(21.3)	(63)%
Net loss per share	$(0.05)	$(0.14)
Net loss margin	(4.4)%	(12.6)%	820 bps
Net cash provided by operating activities	$33.5	$24.5	37%

Non-GAAP Financial Measures
Gross profit	$100.1	$91.7	9%
Net income	$19.7	$11.9	66%
Net income per share	$0.12	$0.07
Adjusted EBITDA	$18.7	$8.3	125%
Adjusted EBITDA Margin	10.4%	4.9%	550 bps
Free Cash Flow	$25.3	$18.1	40%
For more information regarding the non-GAAP financial measures discussed in this press release, please see “Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

Earnings Release Q1 2025
Segment Results

Beginning with the first quarter of 2025, we have simplified our business model to better reflect our focus on serving learners at every stage of their journey, with a broad set of offerings that span from standalone courses to university degrees. Degrees will now be managed within, and incorporated into, the Consumer segment as another product category that supports our learners. This simplification has no impact on the reporting of the Enterprise segment or the consolidated results. A reclassification table of historical results for 2023 and 2024 is available in the appendix of today’s accompanying shareholder letter, which is posted on the Investor Relations website.

($ millions, unaudited)	Three Months Ended March 31,
	2025	2024	YoY Change
Historical Segment Reporting
Consumer revenue	$102.1	$96.8	5%
Consumer gross profit	$56.9	$51.8	10%
Consumer gross profit margin	55.7%	53.5%	220 bps

Enterprise revenue	$61.7	$57.5	7%
Enterprise gross profit	$43.2	$39.1	10%
Enterprise gross profit margin	70.0%	68.0%	200 bps

Degrees revenue	$15.5	$14.8	5%
Degrees gross profit	$15.5	$14.8	5%
Degrees gross profit margin	100.0%	100.0%	0 bps

New Segment Reporting
Consumer revenue	$117.6	$111.6	5%
Consumer gross profit	$72.4	$66.6	9%
Consumer gross profit margin	61.6%	59.7%	190 bps

Enterprise revenue	$61.7	$57.5	7%
Enterprise gross profit	$43.2	$39.1	10%
Enterprise gross profit margin	70.0%	68.0%	200 bps

Key Business Metrics
	Three Months Ended March 31,
	2025	2024	YoY Change
New Registered Learners (in millions)	7.1	6.6
Net Retention Rate for Paid Enterprise Customers	91%	94%	(3)%

	March 31,
	2025	2024	YoY Change
Total Registered Learners (in millions)	175.3	148.5	18%
Paid Enterprise Customers	1,651	1,480	12%
For more information regarding the metrics discussed in this press release, please see “Key Business Metrics Definitions” below. The number of Degrees students is no longer being reported, as the metric does not provide a meaningful indication for Consumer segment performance.

Earnings Release Q1 2025
Financial Outlook

•Second quarter 2025:
◦Revenue in the range of $179 to $183 million
◦Adjusted EBITDA in the range of $11 to $15 million
•Full year 2025:
◦Revenue in the range of $720 to $730 million
◦Annual Adjusted EBITDA Margin improvement of 100 basis points to 7.0%

Actual results may differ materially from Coursera’s Financial Outlook as a result of, among other things, the factors described under “Special Note on Forward-Looking Statements” below.

A reconciliation of our non-GAAP guidance measure (Adjusted EBITDA) to the corresponding GAAP guidance measure is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future. Stock-based compensation expense-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change. We have provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for our historical non-GAAP financial results included in this press release.

Conference Call Details

As previously announced, Coursera will hold a conference call to discuss its first quarter 2025 performance today, April 24, 2025, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).

A live, audio-only webcast of the conference call and earnings release materials will be available to the public on our investor relations page at investor.coursera.com. For those unable to listen to the broadcast live, an archived replay will be accessible in the same location for one year.

Disclosure Information

In compliance with disclosure obligations under Regulation FD, Coursera announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission (“SEC”), press releases, company blog posts, public conference calls, and webcasts, as well as via Coursera’s investor relations website.

About Coursera

Coursera was launched in 2012 by Andrew Ng and Daphne Koller with a mission to provide universal access to world-class learning. It is now one of the largest online learning platforms in the world, with 175 million registered learners as of March 31, 2025. Coursera partners with over 350 leading university and industry partners to offer a broad catalog of content and credentials, including courses, Specializations, Professional Certificates, and degrees. Coursera’s platform innovations enable instructors to deliver scalable, personalized, and verified learning experiences to their learners. Institutions worldwide rely on Coursera to upskill and reskill their employees, citizens, and students in high-demand fields such as GenAI, data science, technology, and business. Coursera is a Delaware public benefit corporation and a B Corp.

Contacts

For investors: Cam Carey, ir@coursera.org

For media: Arunav Sinha, press@coursera.org

# # #

Earnings Release Q1 2025
Key Business Metrics Definitions

Registered Learners

We count the total number of registered learners at the end of each period. For purposes of determining our registered learner count, we treat each customer account that registers with a unique email as a registered learner and adjust for any spam, test accounts, and cancellations. Our registered learner count is not intended as a measure of active engagement. New registered learners are individuals that register in a particular period.

Paid Enterprise Customers

We count the total number of Paid Enterprise Customers that are active on our platform at the end of each period. For purposes of determining our customer count, we treat each customer account that has a corresponding contract as a unique customer, and a single organization with multiple divisions, segments, or subsidiaries may be counted as multiple customers. We define a “Paid Enterprise Customer” as a customer who purchases Coursera via our direct sales force. For purposes of determining our Paid Enterprise Customer count, we exclude our Enterprise customers who do not purchase Coursera via our direct sales force, including organizations engaging on our platform through our Coursera for Teams offering or through our channel partners.

Net Retention Rate (“NRR”) for Paid Enterprise Customers

We calculate annual recurring revenue (“ARR”) by annualizing each customer’s monthly recurring revenue (“MRR”) for the most recent month at period end. We calculate “Net Retention Rate” for a period by starting with the ARR from all Paid Enterprise Customers as of the 12 months prior to such period end, or Prior Period ARR. We then calculate the ARR from these same Paid Enterprise Customers as of the current period end, or “Current Period ARR.” Current Period ARR includes expansion within Paid Enterprise Customers and is net of contraction or attrition over the trailing 12 months but excludes revenue from new Paid Enterprise Customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at our Net Retention Rate for Paid Enterprise Customers.

Non-GAAP Financial Measures

In addition to financial information presented in accordance with GAAP, this press release includes non-GAAP gross profit, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow, each of which is a non-GAAP financial measure. These are key measures used by our management to help us analyze our financial results, establish budgets and operational goals for managing our business, evaluate our performance, and make strategic decisions. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, we believe these measures are useful for period-to-period comparisons of our business. We also believe that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing our core business and results of operations over multiple periods with other companies in our industry, many of which present similar non-GAAP financial measures to investors, and to analyze our cash performance. However, the non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. These non-GAAP financial measures are presented for supplemental informational purposes only and should not be considered as a substitute for or in isolation from financial information presented in accordance with GAAP. These non-GAAP financial measures have limitations as analytical tools.

Non-GAAP Gross Profit, Non-GAAP Net Income, and Non-GAAP Net Income Per Share

We define non-GAAP gross profit and non-GAAP net income as GAAP gross profit and GAAP net loss excluding: (1) stock-based compensation expense; (2) amortization of stock-based compensation expense capitalized as internal-use software costs; (3) payroll tax expense related to stock-based compensation; (4) costs and settlement (gains) losses related to significant and non-recurring legal matters, net of insurance recoveries; and (5) restructuring related charges. Non-GAAP net income per share is calculated by dividing non-GAAP net income by the diluted weighted average shares of common stock outstanding.

Adjusted EBITDA and Adjusted EBITDA Margin

We define Adjusted EBITDA as our GAAP net loss excluding: (1) depreciation and amortization; (2) interest income, net; (3) income tax expense; (4) other (income) expense, net; (5) stock-based compensation expense; (6) payroll tax expense related to stock-based compensation; (7) costs and settlement (gains) losses related to significant and non-recurring legal matters, net of insurance recoveries; and (8) restructuring related charges. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue.

Earnings Release Q1 2025
Free Cash Flow

We define Free Cash Flow as net cash provided by operating activities, less purchases of property, equipment, and software, capitalized internal-use software costs, and purchases of content assets as we consider these capital expenditures necessary to support our ongoing operations.

We believe the presentation of these adjusted operating results provides useful supplemental information to investors and facilitates the analysis and comparison of our operating results across reporting periods.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix.

Special Note on Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this press release that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate, “believe,” “can,” “continue,” “could,” “demand,” “design”, “estimate,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need”, “objective,” “ongoing,” “outlook”, “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements include, but are not limited to, statements regarding our ability to transform learning; our capacity to invest in sustainable, long-term growth while demonstrating the scale and leverage in our business model; our mission to provide universal access to world-class learning; the demand for online learning; anticipated features and benefits of our customer and educator partner relationships and our content and platform offerings; the anticipated utility of our non-GAAP financial measures; anticipated growth rates; and our financial outlook, future financial and operational performance, and expectations, among others. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: our ability to attract, engage, and retain learners; our ability to increase sales of our offerings; our limited operating history; the relative nascency of online learning solutions and generative AI; risks related to market acceptance and demand for our offerings; our ability to maintain and expand our existing educator partner relationships and to develop new partnerships; our dependence on our educator partners’ content; risks related to our AI innovations and AI generally; our ability to compete effectively; adverse impacts on our business and financial condition due to macroeconomic or market conditions; our ability to manage our growth; regulatory and/or policy matters or changes impacting us or our educator partners; risks related to intellectual property; cybersecurity and privacy risks and regulations; potential disruptions to our platform; risks related to operations, regulatory, economic, and geopolitical conditions; current and future legal proceedings; the impact of actions to improve operational efficiencies and operating costs; our history of net losses and ability to achieve or sustain profitability; natural disasters, public health crises or other catastrophic events; and our status as a certified B Corp, as well as the risks and uncertainties discussed in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings and as detailed from time to time in our SEC filings. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Such forward-looking statements relate only to events as of the date of this press release. We undertake no obligation to update any forward-looking statements except to the extent required by law.

Earnings Release Q1 2025
Coursera Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except per share amounts)

	Three Months Ended March 31,
	2025	2024
Revenue	$179.3	$169.1
Cost of revenue(1)	81.4	79.6
Gross profit	97.9	89.5
Operating expenses:
Research and development(1)	29.5	34.6
Sales and marketing(1)	56.8	57.6
General and administrative(1)	26.9	25.0
Restructuring related charges(1)	(0.9)	2.1
Total operating expenses	112.3	119.3
Loss from operations	(14.4)	(29.8)
Other income, net:
Interest income, net	7.8	9.6
Other income (expense), net	0.3	(0.3)
Loss before income taxes	(6.3)	(20.5)
Income tax expense	1.5	0.8
Net loss	$(7.8)	$(21.3)
Net loss per share—basic and diluted	$(0.05)	$(0.14)
Weighted average shares used in computing net loss per share—basic and diluted	160.7	156.4
(1)Includes stock-based compensation expense as follows:

	Three Months Ended March 31,
	2025	2024
Cost of revenue	$0.7	$0.7
Research and development	8.6	11.0
Sales and marketing	4.9	7.9
General and administrative	11.6	8.3
Restructuring related charges	(1.6)	—
Total stock-based compensation expense	$24.2	$27.9

Earnings Release Q1 2025
Coursera Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions)

	March 31, 2025	December 31, 2024

Assets
Current assets:
Cash and cash equivalents	$748.0	$726.1
Accounts receivable, net	59.9	59.7
Deferred costs, net	24.2	24.7
Prepaid expenses and other current assets	21.9	20.2
Total current assets	854.0	830.7
Property, equipment, and software, net	37.9	36.9
Operating lease right-of-use assets	2.8	3.0
Intangible assets, net	24.9	24.5
Other assets	31.6	35.2
Total assets	$951.2	$930.3

Liabilities and Stockholders’ Equity
Current liabilities:
Educator partners payable	$100.5	$101.9
Other accounts payable and accrued expenses	17.4	21.4
Accrued compensation and benefits	17.8	31.6
Deferred revenue, current	184.7	159.7
Other current liabilities	14.1	12.9
Total current liabilities	334.5	327.5
Operating lease liabilities, non-current	3.1	3.0
Deferred revenue, non-current	2.2	1.6
Other liabilities	0.9	0.8
Total liabilities	340.7	332.9
Stockholders’ equity:
Additional paid-in capital	1,516.3	1,506.7
Treasury stock, at cost	(37.8)	(49.1)
Accumulated deficit	(868.0)	(860.2)
Total stockholders’ equity	610.5	597.4
Total liabilities and stockholders’ equity	$951.2	$930.3

Earnings Release Q1 2025
Coursera Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(7.8)	$(21.3)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7.1	6.4
Stock-based compensation expense	24.2	27.9
Impairment of long-lived assets	0.3	—
Other	(0.2)	0.4
Changes in operating assets and liabilities:
Accounts receivable, net	(0.1)	8.5
Prepaid expenses and other assets	0.8	(1.6)
Operating lease right-of-use assets	0.2	1.5
Accounts payable and accrued expenses	(4.2)	(0.6)
Accrued compensation and other liabilities	(12.4)	(5.0)
Operating lease liabilities	—	(2.2)
Deferred revenue	25.6	10.5
Net cash provided by operating activities	33.5	24.5
Cash flows from investing activities:
Proceeds from maturities of marketable securities	—	66.0
Purchases of property, equipment, and software	(0.5)	(0.1)
Capitalized internal-use software costs	(3.6)	(4.1)
Purchases of content assets	(4.1)	(2.2)
Net cash provided by (used in) investing activities	(8.2)	59.6
Cash flows from financing activities:
Proceeds from exercise of stock options	1.2	4.1
Payments for repurchases of common stock	—	(5.6)
Payments for tax withholding on vesting of restricted stock units	(6.2)	(13.5)
Net cash used in financing activities	(5.0)	(15.0)
Net increase in cash, cash equivalents, and restricted cash	20.3	69.1
Cash, cash equivalents, and restricted cash—beginning of period	728.4	658.1
Cash, cash equivalents, and restricted cash—end of period	$748.7	$727.2

Earnings Release Q1 2025
Coursera Inc.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited)
(In millions, except per share amounts)

	Three Months Ended March 31,
	2025	2024
Gross profit	$97.9	$89.5
Stock-based compensation expense	0.7	0.7
Amortization of stock-based compensation capitalized as internal-use software costs	1.5	1.5
Non-GAAP gross profit	$100.1	$91.7

	Three Months Ended March 31,
	2025	2024
Net loss	$(7.8)	$(21.3)
Stock-based compensation expense	25.8	27.9
Amortization of stock-based compensation capitalized as internal-use software costs	1.5	1.5
Payroll tax expense related to stock-based compensation	0.9	1.7
Significant and non-recurring legal matters	0.2	—
Restructuring related charges	(0.9)	2.1
Non-GAAP net income	$19.7	$11.9
Weighted-average shares used in computing net loss per share—basic	160.7	156.4
Effect of dilutive securities	4.0	11.9
Weighted-average shares used in computing non-GAAP net income per share—diluted	164.7	168.3
Net loss per share—basic and diluted	$(0.05)	$(0.14)
Non-GAAP net income per share—diluted	$0.12	$0.07

	Three Months Ended March 31,
	2025	2024
Net loss	$(7.8)	$(21.3)
Depreciation and amortization	7.1	6.4
Interest income, net	(7.8)	(9.6)
Income tax expense	1.5	0.8
Other (income) expense, net	(0.3)	0.3
Stock-based compensation expense	25.8	27.9
Payroll tax expense related to stock-based compensation	0.9	1.7
Significant and non-recurring legal matters	0.2	—
Restructuring related charges	(0.9)	2.1
Adjusted EBITDA	$18.7	$8.3

Net loss margin	(4.4)%	(12.6)%
Adjusted EBITDA Margin	10.4%	4.9%

Earnings Release Q1 2025

	Three Months Ended March 31,
	2025	2024
Net cash provided by operating activities(2)	$33.5	$24.5
Less: purchases of property, equipment, and software	(0.5)	(0.1)
Less: capitalized internal-use software costs	(3.6)	(4.1)
Less: purchases of content assets	(4.1)	(2.2)
Free Cash Flow	$25.3	$18.1
(2) The three months ended March 31, 2025 and 2024 include $5.2 million and $1.8 million in cash payments for restructuring related charges.